                               SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                          CALIFORNIA CULINARY ACADEMY, INC.
                   (Name of Registrant as Specified in its Charter)

         (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule, or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:

                          CALIFORNIA CULINARY ACADEMY, INC.

                                   625 POLK STREET
                           SAN FRANCISCO, CALIFORNIA 94102


                                                                 June 16, 1998

TO THE SHAREHOLDERS OF CALIFORNIA CULINARY ACADEMY, INC.

     The Annual Meeting of Shareholders of California Culinary Academy, Inc. will be held at the Academy's principal facilities at 625 Polk Street, San Francisco. California, on Tuesday, July 7, 1998, at 10:00 A.M., California time.

     The Annual Report to Shareholders for fiscal 1997 is enclosed herewith. At the shareholders' meeting, we will discuss in more detail the subjects covered in the Annual Report as well as other matters of interest to shareholders.

     The enclosed proxy statement explains the items of business to come formally before the Annual Meeting. As a shareholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy. This will ensure the voting of your shares if you do not attend the Annual Meeting.


     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF THE ACADEMY'S COMMON STOCK YOU OWN, AND ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                   Sincerely yours,



                                   /s/ Theodore G. Crocker

                                   THEODORE G. CROCKER
                                   CHAIRMAN OF THE BOARD

                                   PROXY STATEMENT


                                    -------------

                          ANNUAL MEETING OF SHAREHOLDERS OF
                          CALIFORNIA CULINARY ACADEMY, INC.

                              TO BE HELD ON JULY 7, 1998


                           -------------------------------

                            SOLICITATION AND VOTING RIGHTS

GENERAL

     The enclosed proxy is solicited by and on behalf of California Culinary Academy, Inc. (the "Academy") for use at the Annual Meeting of Shareholders to be held on Tuesday, July 7, 1998, at 10:00 A.M., California time, or at any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal facilities of the Academy, located at 625 Polk Street, San Francisco, California. All expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners, will be paid by the Academy. In addition to solicitation by mail, certain officers, directors and regular employees of the Academy, who will receive no additional compensation for their services, may solicit proxies by telephone, telegram or personal call. These proxy solicitation materials are being mailed on or about June 16, 1998, to all shareholders entitled to vote at the Annual Meeting.

     The Academy's principal executive offices are located at 625 Polk Street, San Francisco, California 94102 and its telephone number is (415) 771-3536.

REPORT TO SHAREHOLDERS

     A report to shareholders of the Academy for the fiscal year ended June 30, 1997 is being mailed with this Proxy Statement to each of the Academy's shareholders of record at the close of business on June 12, 1998. The report includes financial statements examined and reported upon by Deloitte & Touche LLP, independent auditors for the Academy.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Proposals of shareholders of the Academy that are intended to be presented by such shareholders at the Academy's Annual Meeting to be held in 1999 must be received by the Academy no later than February 16, 1999 in order that they may be included in the Proxy Statement and form of proxy relating to that meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Academy and use "certified mail - return receipt requested" in order to provide proof of timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for July 7, 1998.

VOTING OF SECURITIES

     The Academy, a corporation existing and organized under the laws of the State of California, has one class of equity securities issued and outstanding, consisting of 3,814,430 shares of common stock, no par value (the "Common Stock"). All of the shares of Common Stock are voting shares, but only those shareholders of record as of the record date, June 12, 1998, will be entitled to notice of and to vote at the Annual Meeting and at any and all postponements or adjournments of the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Annual Meeting.

     Each Common Stock shareholder is entitled to one vote for each share of Common Stock held by such shareholder of record on each matter that may come before the Annual Meeting. An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration, other than the election of directors, which is determined by a plurality of the votes cast if a quorum is present and voting. Abstentions and broker-non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Abstentions will be included in tabulations of the votes cast on proposals presented to the shareholders and therefore will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.

     Under California law and the Academy's Articles of Incorporation and Bylaws, cumulative voting is permitted in the election of directors. Under cumulative voting rules, every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more candidates than are provided for by the Bylaws at the time of voting. However, no shareholder will be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice, at the Annual Meeting and prior to the commencement of voting, of such shareholder's intention to cumulate his votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker "non-votes."

REVOCABILITY OF PROXIES

     At the Annual Meeting, valid proxies will be voted as specified by the shareholder. Any shareholder giving a proxy in the accompanying form retains the power to revoke at any time prior to the exercise of the powers conferred in the proxy and may do so by taking any of the following actions: (i) delivering written notice to the Secretary of the Academy; (ii) delivering to the Secretary of the Academy a duly executed proxy bearing a later date; or (iii) personally attending the Annual Meeting and revoking the proxy. A shareholder's attendance at the Annual Meeting will not revoke the shareholder's proxy unless the shareholder affirmatively indicates at the Annual Meeting the intention to vote the shareholder's shares in person. Please note, however, that if shares are held of record by a broker, bank or other nominee and the shareholder wishes to vote at the Annual Meeting, the shareholder must obtain from the record holder a proxy issued in the name of the shareholder.

                       PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

GENERAL

     The Academy's Bylaws and authorized Board action presently provide for a Board of seven directors. At the Annual Meeting, the Academy will present a slate of seven directors for election to the Board, to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. The Board has the power between meetings of shareholders to elect directors to fill any vacancies.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, unless one or more of such nominees should become unavailable for election by reason of death or other unexpected occurrence, in which event such shares will be voted for the election of such substitute nominees as the Board of Directors may propose. In the event additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

     Each person nominated has agreed to serve if elected, and the Academy knows of no reason why any of the listed nominees would be unavailable to serve.

VOTING REQUIREMENTS


     Cumulative voting is permitted in the election of directors. See "Voting of Securities" for a discussion of the mechanics of cumulative voting. Directors are elected by a plurality of the votes present and in person or represented by proxy and entitled to vote on the proposal. Votes withheld from the nominee will be counted for purposes of determining the presence or absence of a quorum but will not be counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence of absence of a quorum but will not be treated as entitled to vote on this matter.

NOMINEES

     The Board of Directors has nominated seven persons for election to the Board of Directors. There will be no vacancies following the election. Four nominees are currently directors of the Academy whose present terms expire at the Annual Meeting.

     Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of June 12, 1998.



                                                                                               DIRECTOR
     NAME OF NOMINEE               AGE              PRINCIPAL OCCUPATION - POSITION             SINCE
------------------------------    -----           ------------------------------------         --------
Theodore G. Crocker (1)            51             President of Crocker & Associates              1987
                                                  and Chairman of the Board.

Ralph Brennan                      47             Co-owner, Mr. B's Bistro, owner,                  -
                                                  Bacco and Ralph Brennan's Red
                                                  Fish Grill

James D. Cockman (1)(2)            64             Chairman and Chief Executive Officer,          1997
                                                  American Culinary Equipment, Inc.

Bert P. Cutino                     57             Executive Chef/Owner of the                       -
                                                  Sardine Factory Restaurant

Keith H. Keogh                     44             President and Chief Executive Officer          1998
                                                  of the California Culinary Academy, Inc.

Paul H. Prudhomme                  57             Proprietor, K-Paul's Louisiana Kitchen,        1997

Leenie Ruben                       56             President, Marketing Spectrum                     -




------------------
(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.


     Mr. Crocker has served as Chairman of the Board since March 1987. From May 1996 until May 1998 he served as the Academy's Chief Executive Officer. Since 1980, Mr. Crocker has also been primarily employed as the President of Crocker & Associates, a real estate development company located in Watsonville, California.

     Mr. Brennan was nominated to the Board of Directors in May 1998. A member of the Brennan restaurant family in New Orleans, he is the co-owner of Mr. B's Bistro and owner of Bacco and Ralph Brennan's Red Fish Grill in New Orleans' French Quarter.

     Mr. Cockman has served as a member of the Board of Directors since January 1997. He currently serves as the Chairman and Chief Executive Officer of American Culinary Equipment, Inc., Greenville, South Carolina, a manufacturer and marketer of professional stainless steel kitchen equipment to the foodservice industry. Mr. Cockman serves on the boards of Ryans Family Steak House, Greenville, South Carolina, and Clayton Homes, Inc., Knoxville, Tennessee.

     Mr. Cutino was nominated to the Board of Directors in May 1998. Since October 1968 to the present, Cutino has been Executive Chef/Owner of the Sardine Factory Restaurant in

Monterey, California. Mr. Cutino has served as a member of the Board of Advisors to the California Culinary Academy during the past 5 years.

     Mr. Keogh joined the Academy as Executive Vice President and Chief Operating Officer in June 1995. In April 1996, he was appointed as President and Chief Operating Officer of the Academy, and in May, 1998, he was appointed as Chief Executive Officer of the Academy and joined the Board of Directors. Concurrently, he resigned his position as Chief Operating Officer. From 1971 until joining the Academy, Mr. Keogh had been employed at Walt Disney World, Orlando, Florida, and held various positions, most recently as Executive Chef, Research and Development - Theme Parks. Mr. Keogh was the Manager of the Culinary Team USA (the US Culinary Olympic Team) from 1988 to 1996 and past president of the World Association of Cooks Societies and the American Culinary Federation.

     Chef Prudhomme has served as a member of the Board of Directors since June 1997. For more than five years, Chef Paul Prudhomme has been the proprietor of K-Paul's Louisiana Kitchen, located in the French Quarter of New Orleans, Louisiana. Chef Prudhomme also has developed and, for more than five years, has been distributing a line of natural herbs and spices, "Chef Paul Prudhomme's Magic Seasoning Blends." Chef Prudhomme is also the author of several cookbooks.

     Ms. Rubin was nominated to the Board of Directors in May 1998. In 1982, she founded Marketing Spectrum, a marketing and research firm. As President of Marketing Spectrum, she has conducted business with an extensive range of clients in the food service industry, including such major brand name companies as Kraft, General Mills and Olive Garden.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders elect the foregoing nominees to serve as directors of the Academy until the next Annual Meeting or until their successors have been elected and qualified.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors has two standing committees: The Compensation Committee and the Audit Committee. The Board does not have a nominating committee. Each standing committee has at least one outside director. The Board has delegated certain advisory authority to each committee, but the decision making and management responsibilities of the Academy remain with the full board.

     The Audit Committee was established in November 1993 to recommend engagement of the Academy's independent public accountants, to approve services performed by such accountants and to review, in consultation with the independent accountants, the Academy's accounting system and system of internal controls. The Audit Committee met one time during the fiscal year ended June 30, 1997.

     The Compensation Committee was established in November 1993 to administer the Academy's stock option plans and other employee benefit plans and to approve salaries, bonuses and other compensation arrangements for the Academy's executive officers. The Compensation Committee met one time during the fiscal year ended June 30, 1997.

     The Board of Directors is responsible for the general supervision, management and control of the Academy's business. During the fiscal year ended June 30, 1997, the Board of Directors held five meetings. No member of the Board attended fewer than 75% of the meetings in the fiscal year ended June 30, 1997.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     As permitted by the General Corporation Law of California (the "Corporations Code"), the Academy's Articles of Incorporation eliminate, to the fullest extent permitted under California law, the personal liability of a director to the Academy for monetary damages in an action brought by or in the right of the Academy for breach of a director's duties to the Academy and its shareholders. Under current California law, liability is not eliminated for (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law; (ii) acts or omissions that a director believed to be contrary to the best interest of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (iii) any transaction from which a director derived an improper personal benefit; (iv) acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders; (vi) contracts or other transactions between corporations and directors having interrelated directors in violation of Section 310 of the Corporations Code; and
(vii) distributions, loans or guarantees made in violation of Section 316 of the Corporations Code. In addition, the Academy's Articles of Incorporation and Bylaws provide for indemnification, to the fullest extent permitted under the Corporations Code, of directors, officers and agents of the Academy and persons who serve at the request of the Academy as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     The Academy has also entered into indemnification agreements with its directors and executive officers, as permitted under the Bylaws. The indemnification agreements provide that the directors and executive officers will be indemnified to the fullest extent permitted by applicable law against all expenses (including attorneys' fees), judgments, fines and amounts reasonably paid or incurred by them for settlement in any threatened, pending or completed action, suit or proceeding, including any derivative action, on account of their services as a director or executive officer of the Academy of any subsidiary of the Academy or of any other company or enterprise in which they are serving at the request of the Academy. No indemnification will be provided under the indemnification agreements, however, to any director or executive officer in certain limited circumstances, including knowingly fraudulent, deliberately dishonest or willful misconduct. To the extent the provisions of the indemnification agreements exceed the indemnification permitted by applicable law, such provisions may be unenforceable or may be limited to the extent they are found by a court of competent jurisdiction to be contrary to public policy. In addition, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), is against public policy and, therefore, unenforceable. Accordingly, these indemnification provisions may not limit the liability of directors and executive officers under the Act.

EXECUTIVE OFFICERS

     The names of the Academy's executive officers who are not also directors of the Academy and certain information about each of them are set forth below:

     Jan Schroeder joined the Academy in May 1998 as Vice President-Education. From September 1995 to May 1998, she was President of Pace Consultancy, providing education related consulting services to a range of educational institutions, including the California Culinary Academy. From 1981 to September 1995, Ms. Schroeder served as Executive Vice President of the Academy of Art College, during which time enrollment grew from 500 to over 5,000. Ms. Schroeder holds a BA degree in Fine Arts and a MA degree in Educational Administration from Miami University.

     Thomas A. Spanier joined the Academy in May 1998 as Vice President - Development and Chief Operating Officer. From February 1998 to May 1998, he consulted with the Academy as interim CFO. From August 1994 until May 1998, he was an independent business consultant, providing interim management services as well as consulting services to a range of high technology and marketing companies. From April 1993 to August 1994, Mr. Spanier was Executive Vice President and Chief Operations Officer of the Academy. Mr. Spanier holds a BS degree in Business (Managerial Economics) from the University of California, Berkeley and an MBA from Harvard Business School.

     Charles E. White joined the Academy in May 1998 as Vice President and Chief Financial Officer. Mr. White has provided consulting and turn-around management services to a range of companies in the restaurant, real estate development and hospitality industries. From 1996 until 1998, he was Chief Operating Officer of Stars Restaurants. From June 1993 to June 1995, he was General Manager and Chief Executive officer of Lummi Casino, and since 1986, he has been President and Chief Executive Officer of Pea Soup Andersen's. Mr. White is a CPA and Certified Hotel Administrator. He holds a BS degree in Accounting from San Diego State University, an MBA from Southland University and an LLB degree from La Salle Extension University

                          PROPOSAL NO. 2 -- APPROVAL OF THE
                          CALIFORNIA CULINARY ACADEMY, INC.
                                1998 STOCK OPTION PLAN


     The Company's shareholders are being asked to approve the implementation of the 1998 Stock Option Plan (the "1998 Plan"). The 1998 Plan will supplement the existing 1992 Stock Option Plan (the "1992 Plan") and the 1997 Directors' Non-Qualified Stock Option Plan ("1997 Directors' Plan), and is in lieu of the 1997 Stock Option Plan which was not implemented. The 1998 Plan is effective, subject to shareholder approval, and all outstanding options granted under the 1998 Plan will be in effect immediately upon such shareholder approval.

     As of March 31, 1998, options for 238,547 shares of Common Stock were outstanding under the 1992 Plan, options for 240,000 shares of Common Stock were outstanding under the 1997 Directors' Plan, and no options have been granted under the 1998 Plan. A total of 149,560 options and 300,000 options remain available for grant under the 1992 Plan and the 1998 Plan, respectively. No options remain available for grant under the 1997 Directors' Plan.

     In March 1997, the Board of Directors approved, and options were subsequently granted, under the 1997 Directors' Non-Qualified Stock Option Plan. All of the options issued under the 1997 Directors' Plan vested immediately and are exercisable at a price of $7.125 representing the fair market value as of the date of grant. All of the options must be exercised no later than June 1, 2002 or they expire.

     The 1998 Plan is designed to serve as a comprehensive incentive program to attract and retain the services of individuals essential to the Academy's long-term growth and financial success. Accordingly, officers and other key employees, non-employee Board members, consultants and other advisors in the service of the Academy or any subsidiary corporation will have the opportunity to acquire a meaningful equity interest through their participation in the 1998 Plan.

          The following is a summary of the principal features of the 1998 Plan and does not purport to be a complete statement of the 1998 Plan's terms. The description that follows is subject to and qualified in its entirety by reference to the 1998 Plan, a copy of which is appended hereto.

DESCRIPTION OF THE 1998 PLAN

     STRUCTURE. The 1998 Plan is a discretionary option grant program under which eligible individuals in the Academy's service or employ may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock. The principal features of the program are described below.

     ADMINISTRATION. Board of Directors will serve as the initial Plan Administrator with respect to the 1998 Plan. However, one or more Board committees may be appointed to administer the program with respect to the 1998 Plan as a whole or with respect to certain designated classes of individuals in the Academy's service. The term "Plan Administrator" as used in this summary will mean the Board of Directors acting in that capacity and any other appointed committee acting within the scope of its administrative authority under the 1998 Plan.

     ELIGIBILITY. Officers and employees, non-employee Board members and independent consultants and advisors in the service of the Academy or any parent or subsidiary corporation (whether now existing or subsequently established) will be eligible to participate in the 1998 Plan. Incentive stock options may be granted under the 1998 Plan only to selected employees (including officers) of the Academy and its affiliates. Selected key employees (including officers), directors and consultants are eligible to receive nonstatutory stock options under the 1998 Plan.

     No incentive stock option may be granted under the 1998 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock representing more than 10% of the total combined voting power of the Academy or any affiliate of the Academy, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1998 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Academy and its affiliates) may not exceed $100,000.

     OPTION GRANTS. The 1998 Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the 1998 Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code"). Nonstatutory stock options granted under the 1998 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

     SHARE RESERVE. The number of shares of Common Stock reserved for issuance under the 1998 Plan will be 300,000 shares. The shares issuable under the 1998 Plan may be made available either from the Academy's authorized but unissued Common Stock or from Common Stock reacquired by the Academy, including shares purchased in the open market. The Academy has no current plans to reacquire any of its shares in the open market or otherwise. In addition, shares subject to any outstanding options under the 1998 Plan that expire or terminate prior to exercise will be available for subsequent issuance.

     VALUATION. For purposes of establishing the option price and for all other valuation purposes under the 1998 Plan, the fair market value per share of Common Stock on any relevant date under the 1998 Plan will be the closing selling price per share of Common Stock on that date, as such price is reported on the Nasdaq National Market. The closing selling price of the Common Stock on June 2, 1998 was $8.00 per share.

     EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the 1998 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant and, in some cases, (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 1998 Plan may not be less than 100% of the fair market value of the Common Stock subject to the option grant on the date of the option grant. In the event of a decline in the value of the Academy's Common Stock, the board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with the lower priced options.

     The exercise price of options granted under the 1998 Plan may be paid through the following means: (i) cash; (ii) check; (iii) promissory note; (iv) other shares of the Academy's Common Stock that (a) in the case of shares of Common Stock acquired upon exercise of an option, have been owned by the optionee for more than six months on the date of surrender, and (b) have a fair market value (as defined in the 1998 Plan) on the date of surrender of at least equal to the aggregate exercise price of the shares as to which said option will be exercised; (v) consideration received by the Company under a cashless exercise program implemented by the Academy in connection with the Plan; (vi) a reduction in the amount of any Academy liability to the Optionee, including any liability attributable to the Optionee's participation in any Academy-sponsored deferred compensation program or arrangement; (vii) any combination of the foregoing methods of payment; or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws. Optionees who are not employees or directors of the Academy are not entitled to purchase the shares with a promissory note unless the note is adequately secured by collateral other than the shares.

     OPTION EXERCISE. Options granted under the 1998 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Options granted under the 1998 Plan may become exercisable in accordance with different vesting schedules or may be immediately exercisable, in the sole discretion of the Plan Administrator. The Plan Administrator has the power to accelerate the time during which an option may be exercised. To the extent provided by the terms of an option, an optionee must pay or make adequate provision for any federal, state or local tax withholding obligation relating to the exercise of such option prior to the issuance of the option shares.

     TERM. The maximum term of options under the 1998 Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1998 Plan terminate within such period determined by the Plan Administrator up to three months after the optionee ceases to be employed by the Academy or any affiliate of the Academy, unless (i) the termination of employment is due to such person's permanent and total disability (as defined in the Code), in which case the option may be exercised at any time within twelve months of such termination; (ii) the optionee dies while employed by the Academy or any affiliate of the Academy, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within such period determined by the Plan Administrator between six and twelve months of the optionee's death by the person or persons to whom the right to such option passed by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise.

     ADJUSTMENT PROVISIONS. If there is any change in the stock subject to the 1998 Plan or subject to any option granted under the 1998 Plan (through stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Academy) without consideration, the 1998 Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding options.

     EFFECT OF CERTAIN CORPORATE EVENTS. The 1998 Plan provides that, in the event of a merger or the sale of substantially all of the assets of the Academy, all outstanding options accelerate and become fully exercisable and expire on the consummation of such merger or sale of assets unless the successor corporation assumes the options outstanding under the 1998 Plan or substitutes substantially equivalent options for those outstanding under such plan. In the event of any dissolution or liquidation of the Academy, the 1998 Plan provides that such options terminate if not exercised prior to such event.

     The acceleration of vesting in the event of a change in ownership or control of the Academy may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Academy.

     DURATION, AMENDMENT AND TERMINATION. The Plan Administrator may suspend or terminate the 1998 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1998 Plan will terminate on June 30, 2008.

     The Plan Administrator may also amend the 1998 Plan at any time or from time to time. However, no amendment will be effective unless approved by the shareholders of the Academy within twelve months before or after its adoption by the Board if the amendment would: (i) change the class of persons eligible to receive options under the 1998 Plan; or (ii) increase the total number of shares available under the 1998 Plan.

     RESTRICTIONS ON TRANSFER. Under the 1998 Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE 1998 PLAN

     THE FOLLOWING DISCUSSION SETS FORTH WHAT THE ACADEMY BELIEVES ARE THE MATERIAL FEDERAL TAX CONSEQUENCES OF THE GRANT OF OPTIONS UNDER THE 1998 PLAN AND THE SUBSEQUENT PURCHASE AND SALE OF COMMON STOCK UPON EXERCISE OF THE OPTIONS. HOWEVER, OPTIONEES SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE CONSEQUENCES TO THEM OF THE GRANT OF OPTIONS AND PURCHASE AND SALE OF SECURITIES AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE AND OTHER TAX LAWS.

     Options granted under the 1998 Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Code, or non-statutory stock options, which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize a long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Academy will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Academy be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     NON-STATUTORY STOCK OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory stock option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     The Academy will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory stock option. The deduction will in general be allowed for the taxable year of the Academy in which such ordinary income is recognized by the optionee.

     DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Academy anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory stock options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Academy. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Academy without limitation under Code Section 162(m).

     ACCOUNTING TREATMENT. Option grants at 100% of fair market value will generally not result in any charge to the Academy's earnings, but the Academy must disclose, in pro forma statements to the Academy's financial statements, the impact those options would have upon the Academy's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options is a factor used in determining the Company's earnings per share.

VOTING REQUIREMENTS

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the implementation of the 1998 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the approval of the implementation of the 1998 Plan. The Board believes that it is in the best interests of the Academy to approve a comprehensive equity incentive program for the Academy's officers, employees, non-employee Board members and consultants, which will encourage such individuals to remain in the Academy's service and more closely align their interests with those of the shareholders.

                     PROPOSAL NO. 3 -- RATIFICATION OF SELECTION
                               OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP as the Academy's independent auditors for the fiscal year ending June 30, 1998 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Deloitte & Touche has audited the Academy's financial statements since 1996. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Shareholder ratification of the selection of Deloitte & Touche as the Academy's independent auditors is not required by the Academy's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors, in their discretion, may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the Academy and its shareholders.

VOTING REQUIREMENTS

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the ratification of Deloitte & Touche LLP as the Academy's independent auditors for the fiscal year ending June 30, 1998.

             PROPOSAL NO. 4 -- RATIFICATION OF 1997 BOARD OF DIRECTORS'
                           NON-QUALIFIED STOCK OPTION PLAN

     The Company's Board of Directors is recommending that the shareholders vote in favor of ratification of the 1997 Directors' Non-Qualified Stock Option Plan, as amended (the "1997 Directors' Plan") under which a total of 240,000 non-qualified stock options to purchase shares of Common Stock were issued.

     All 240,000 options provided by the 1997 Directors' Plan have been granted. In June of 1997, 40,000 options each were granted to Directors Bailey, Cockman, Crocker, Prudhomme and Wickersham. In December of 1997, 40,000 options were granted to Mr. DeMar upon his joining the Board of Directors.

     All of the options issued during the 1997 Directors' Plan vested immediately and are exercisable at a price of $7.125 representing the fair market value as of the date of grant. All of the options must be exercised no later than June 1, 2002 or they expire.

     Prior shareholder approval of the 1997 Directors' Plan was not obtained because the Board of Directors believed that the Plan was necessary in order to attract and retain experienced and capable individuals to the Company's Board of Directors, particularly during the period of financial and managerial transition the Company was then experiencing, and the time necessitated by SEC shareholder meeting requirements would possibly have resulted in the Company losing the services of some of its Directors and director candidates. The Board is submitting the Plan to the shareholders and recommending a vote in favor of ratification.

                                SECURITY OWNERSHIP OF
                       CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of June 1, 1998 with respect to the shares of Common Stock beneficially owned by (i) persons known by the Academy to own more than five percent of the outstanding shares of Common Stock; (ii) each director and nominee for director; (iii) the executive officers named in the Summary Compensation Table (see "Executive Compensation") and (iv) all directors and executive officers of the Academy as a group. Ownership information is based upon information furnished by the respective individuals.



NAME & ADDRESS OF DIRECTORS               NUMBER OF SHARES
    & 5% SHAREHOLDERS                   BENEFICIALLY OWNED (1)             PERCENT
---------------------------             ----------------------             -------
Bruce Bailey (7)                                   65,454(2)(3)               1.5%
625 Polk St.
San Francisco, CA 94102

Ralph Brennan                                           0                     0.0%
625 Polk St.
San Francisco

James D. Cockman                                   40,000(3)                     *
PO Box 9338
Greenville, SC 29604

Theodore G. Crocker                             1,330,117(3)                 30.6%
625 Polk Street
San Francisco, CA 94102

Bert Cutino                                             0                     0.0%
625 Polk St.
San Francisco, CA 94102

William G. DeMar (7)                              226,135(3)(4)               5.2%
6 Steuben Bay
Alameda, CA 94501

Keith H. Keogh                                    147,590(5)                  3.4%
625 Polk Street
San Francisco, CA 94102

Paul H. Prudhomme                                  40,000(3)                     *
824 Distributors Row
New Orleans, LA 70183

Leenie Ruben                                            0                     0.0%
115 Perimeter Center Place, Suite 440
Atlanta, GA  30346



Robert Stoffregen (8)                                   0                     0.0%
625 Polk St.
San Francisco, CA 94102

Grover T. Wickersham (7)                           51,500(3)                  1.2%
430 Cambridge Ave.
Palo Alto, CA  94306

All Executive Officers, Directors
and Director Nominees as a group
(11 persons)                                    1,900,796(6)                 43.7%



(FOOTNOTES FOR TABLE ON PREVIOUS PAGE.)

---------------
*    less than 1%

(1) Beneficial ownership of directors, officers and 5% or more shareholders includes both outstanding Common Stock, shares issuable upon exercise of warrants or options, or through conversion of a security that are currently exercisable or will become exercisable within 60 days after the date of this table.
(2) Includes 25,454 shares of Common Stock issuable upon exercise of currently exercisable warrants.
(3) Includes 40,000 shares of Common Stock issuable upon exercise of currently exercisable options.
(4) Includes 3,000 shares held by Mr. DeMar's wife, as custodian for their minor children, as to which Mr. DeMar disclaims beneficial ownership.
(5) Includes 140,000 shares of Common Stock issuable upon exercise of currently exercisable options.
(6) Includes 365,454 shares of Common Stock issuable upon exercise of currently exercisable options and warrants. Also includes 3,000 shares held indirectly by Mr. DeMar. See footnote (4).
(7)  Current director not standing for re-election.
(8)  Mr. Stoffregen resigned from the Company in February 1998.

       The Academy knows of no arrangements that will result in a change in control subsequent to the date hereof. Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by then, subject to community property laws, where applicable.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Academy's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Academy. Executive officers, directors and greater than ten percent shareholders are required by Commission regulations to furnish the Academy with copies of all Section 16(a) forms they file. Based on an examination of these reports and on written representations provided to the Academy, all such reports required to be filed for the fiscal year ended June 30, 1997 have been timely filed except that Theodore G. Crocker, a director and executive officer of the Academy, inadvertently did not timely file one Statement of Changes in Beneficial Ownership (Form 4) with respect to four sales, aggregating 5,482 shares, in April 1997. These transactions have been reflected in a subsequent filing by Mr. Crocker.

                                EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Directors who are employees of the Academy are not separately compensated for their services as directors or as members of committees of the Board of Directors. During fiscal 1997, directors who were not employees of the Academy and who resided in Northern California received $9,000 per annum as an annual retainer for serving on the Board. During fiscal 1997, directors who were not employees of the Academy and who resided in outside Northern California received $12,000 per annum as an annual retainer for serving on the Board.

COMPENSATION OF EXECUTIVE OFFICERS


     The following table sets forth certain information regarding compensation paid by the Academy for services rendered during the fiscal years ended June 30, 1997, 1996 and 1995 to the Academy's Chief Executive Officer and all other executive officers of the Academy who received total annual salary and bonus exceeding $100,000 for the fiscal year ended June 30, 1997 (the "Named Executives").



                                                     SUMMARY COMPENSATION TABLE
                                                                                        Long Term
                                                                                      Compensation                All Other
            Name and Principal Position                 Year          Salary             Awards                 Compensation
                                                                       ($$)         Options/SAR's (#)               ($$)
------------------------------------------------------------------------------------------------------------------------------------
 Theodore G. Crocker                                    1997                   0                      0                  $72,000(1)
 CEO and Chairman of the Board                          1996                   0                      0                   72,000(1)
                                                        1995                   0                 10,000                           0

 Keith H. Keogh                                         1997            $184,769                      0                   10,010(2)
 President and Chief Operating Officer                  1996             153,846                120,000                      564(3)
                                                        1995              73,846                 60,000

 Robert A. Stoffregen                                   1997            181,328                  75,000                 9,066(4)(5)
 Executive Vice President,                              1996               3,365                 25,000                           0
 Chief Financial Officer,                               1995                   0                      0                           0
 Director of Corporate Development




------------------------

(1)  Represents $72,000 reimbursement for office space and costs.
(2) Includes $772 in payments on life insurance policies and $9,238 in employer contributions to the 401(k) Plan.
(3)  Represents payments on life insurance policies.
(4)  Represents employer contributions to the 401(k) Plan.
(5)  Mr. Stoffregen resigned from the Company in February 1998.

EMPLOYMENT AGREEMENTS

     In May 1995, the Academy entered into an employment agreement with Keith Keogh, who served as the Academy's Chief Operating Officer from May 1995 until May 1996, when he was promoted to the additional position of President. The agreement is "at will" and provides for an annual base salary, stock options and participation in the Academy's health and 401(k) benefits programs. Effective October 1996, Mr. Keogh's salary was raised to its current rate of $195,000 per year.

     The Academy intends to enter into employment contracts with the new executive officers. Ms. Schroeder, Mr. Spanier and Mr. White have been retained with annual salaries of $125,000, $150,000, and $150,000, respectively, with participation in the Academy's health and 401(k) benefits programs. Agreement details with respect to termination, bonus and stock options remain to be negotiated.

     STOCK OPTION GRANTS AND EXERCISES

     The Academy grants both incentive stock options and non-statutory stock options to its executive officers and other employees under its 1992 Stock Option Plan (the "1992 Plan") and 1998 Stock Option Plan, and non-statutory stock options to its Directors under the 1997 Directors' Non-Qualified Stock Option Plan (the "1997 Directors' Plan") (collectively the "Plans"). Options are granted to employees, including executive officers, as well as directors and consultants, based on current performance, anticipated future contribution based on that performance and ability to impact corporate and/or business results in order to provide meaningful incentives to such key personnel and to align the interests of the Academy's employees with those of its shareholders. As of May 31, 1998, options to purchase a total of 438,547 shares of Common Stock had been granted and were outstanding under the Plans, and options to purchase an additional 489,560 shares of Common Stock remained available for grant thereunder.

The following tables show, for the fiscal year ended June 30, 1997, certain information regarding options granted to, exercised by and held at year-end by the Named Executive Officers:

                       AGGREGATED OPTION/SAR EXERCISES IN LAST
                   FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUE



                                                                          Number of                    Value of in-the-Money
                                     Shares                              Unexercised                  Options/SAR's at Fiscal
                                    Acquired          Value            Options/SAR's at                      Year-end
              Name                     on           Realized           Fiscal Year-end               Exercisable/Unexercisable
                                    Exercise                             Exercisable/
                                                                        Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
 Theodore G. Crocker                           0            $0         97,990               0       $362,073(1)                   0

                                                                       10,000               0        $23,150(2)                   0
                                                                       40,000               0        $64,200(3)                   0

 Keith H. Keogh                                0             $0        60,000               0             $0(4)                   0
                                                                       40,000          80,000        $47,000(5)          $94,000(5)

 Robert A. Stoffregen(8)                       0             $0        25,000               0        $29,375(6)                   0
                                                                       25,000       50,000(8)        $29,375(7)       $58,750(7)(8)




----------------

(1) Calculated as the difference between the fair market value of the Common Stock at June 30, 1997 of $7.875 and the option exercise price of $4.18 per share.
(2) Calculated as the difference between the fair market value of the Common Stock at June 30, 1997 of $7.875 and the option exercise price of $5.56 per share.
(3) Calculated as the difference between the fair market value of the Common Stock at June 30, 1997 of $7.875 and the option exercise price of $6.27 per share.
(4) Calculated as the difference between the fair market value of the Common Stock at June 30, 1997 of $7.875 and the option exercise price of $8.00 per share.
(5) Calculated as the difference between the fair market value of the Common Stock at June 30, 1997 of $7.875 and the option exercise price of $6.70 per share.
(6) Calculated as the difference between the fair market value of the Common Stock at June 30, 1997 of $7.875 and the option exercise price of $6.70 per share.
(7) Calculated as the difference between the fair market value of the Common Stock at June 30, 1997 of $7.875 and the option exercise price of $6.70 per share.
(8) As of March 31, 1998, unexercisable options were terminated and exercisable options were exercised.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In fiscal 1996, the Academy entered into an agreement with Bailey & Company Inc., Toronto, Canada, to serve as the selling agent for a private placement of up to $10,000,000 of the Academy's securities. W. Bruce C. Bailey, a director of the Academy who is not standing for reelection, is the Chairman and President of Bailey & Company. The Academy, with the assistance of Bailey & Company, offered convertibles notes, which, pursuant to their terms, automatically converted to Series A Preferred Stock as of August 23, 1996. An aggregate of $1,400,000 in gross proceeds was raised. Upon full conversion, a total of 254,541 shares of Common Stock were issued. As a result of this offering, Bailey & Company received a cash commission of $98,000 (7% of the gross proceeds), a non-accountable expense allowance of $42,000 and warrants to purchase 25,454 shares of the Common Stock (equal to 10% of the number of Common Shares into which the securities ultimately were convertible). The warrants are exercisable for five years at an exercise price of $6-5/8, which was the average of the bid and ask price on the last trading day preceding the closing of the offering.

     In December 1997, certain Directors exercised options issued under the Academy's 1992 Stock Option Plan to purchase Common Stock in the aggregate amount of 122,840 shares. The payment for these exercises was in the form of unsecured promissory notes in the aggregate amount of $571,271.20 each due with interest at the rate of 9.5% per annum in a single payment on or before June 30, 1998.


                                    OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


                                   By Order of the Board of Directors



                                   JOHN SHEA PIERCE
                                   CORPORATE SECRETARY

June 16, 1998


                                     -----------

A COPY OF THE ACADEMY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1997, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, CALIFORNIA CULINARY ACADEMY, INC., 625 POLK STREET, SAN FRANCISCO, CALIFORNIA 94102.

                          CALIFORNIA CULINARY ACADEMY, INC.

                                1998 STOCK OPTION PLAN


     1.   PURPOSES OF THE PLAN.  The purposes of this Stock Option Plan are:

          - to attract and retain the best available personnel for positions of substantial responsibility,

          -    to provide additional incentive to Employees and Consultants, and

          -    to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          (c)    "Board" means the Board of Directors of the Company.

          (d)    "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f)    "Common Stock" means the Common Stock of the Company.

          (g) "Company" means California Culinary Academy, Inc., a California corporation.

          (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i)    "Director" means a member of the Board.

          (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                 (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                 (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

                 (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulation promulgated thereunder.

          (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

          (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r)    "Option" means a stock option granted pursuant to the Plan.


          (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

          (u)    "Optioned Stock" means the Common Stock subject to an Option.

          (v) "Optionee" means the holder of an outstanding Option granted under the Plan.

          (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x)    "Plan" means this 1998 Stock Option Plan.

          (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (z)    "Section 16(b)" means Section 16(b) of the Exchange Act.

          (aa)   "Service Provider" means an Employee, Director or Consultant.

          (bb) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (cc) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Three Hundred Thousand (300,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   FORM OF OPTION.

          (a) INCENTIVE OR NONSTATUTORY STOCK OPTIONS. Options issued under the Plan may be either Nonstatutory Stock Options or Incentive Stock Options or a combination of both. Whether an Option or a portion thereof is a Nonstatutory Stock Option or an Incentive Stock Option shall be clearly stated in the Option Agreement.

          (b) RECLASSIFICATION OF OPTIONS. Any Incentive Stock Option may be reclassified into a Nonstatutory Stock Option upon the written request of the Optionee and the consent of the Company (which consent may be withheld in the sole discretion of the Administrator) by the amendment of its designation and the deletion or modification of any provision which, under the terms of the Plan, is applicable only to Incentive Stock Options. The number of shares which may be purchased pursuant to an Incentive Stock Option which is so reclassified into a Nonstatutory Stock Option may be increased by amendment but not in excess of the number of additional shares necessary to provide the Optionee with the same economic benefit after federal income taxes upon the exercise of the Option as a Nonstatutory Stock Option as the Optionee would have obtained upon the exercise of the Option as an Incentive Stock Option. In no event shall (i) the provisions of this subsection be interpreted or construed to grant any rights, powers or privileges to reclassify or otherwise amend an Incentive Stock Option to any person or body other than the Administrator; or (ii) any Option Agreement contain any provision which purports to grant any such rights, powers or privileges.

          (c) CANCELLATION OF OPTIONS. With the Optionee's consent, the Administrator may cancel any Option issued under the Plan and issue a new Option to such Optionee.

     5.   ADMINISTRATION OF THE PLAN.

          (a)       PROCEDURE.

             (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Service Providers.

             (ii) SECTION 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

             (iii) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

             (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

             (i)      to grant Incentive Stock Options, in accordance with
Section 422 of the Code or  Nonstatutory Stock Options;

             (ii)     to determine the Fair Market Value;

             (iii) to select the Service Providers to whom Options may be granted hereunder;

             (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

             (v)      to approve forms of agreement for use under the Plan;

             (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

             (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

             (viii)   to institute an Option Exchange Program;

             (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

             (x) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

             (xi) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

             (xii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

             (xiii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

             (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

     5.   ELIGIBILITY.

          (a) INCENTIVE AND NONSTATUTORY STOCK OPTIONS. Options may be granted only to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted to Employees, Directors and Consultants. An Employee, Director or Consultant who has been granted an Option may, if he is otherwise eligible, be granted additional Options.

          (b) INCENTIVE STOCK OPTIONS TO PROSPECTIVE EMPLOYEES. No Incentive Stock Option shall be granted to any prospective employee prior to the date upon which such person becomes an Employee; provided, however, that the Administrator may grant an Incentive Stock Option to a prospective employee prior to such person's employment, subject to the condition that such person become an Employee, in which case, the date of grant shall be the date upon which such person becomes an Employee (unless a later date shall be specified in the Notice of Grant).

     6.   LIMITATIONS.

          (a) INCENTIVE STOCK OPTIONS. Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value: (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 7(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b) NO RIGHT TO CONTINUED STATUS AS A SERVICE PROVIDER. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the

Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     7. TERM OF PLAN. Subject to Section 20 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as determined by the Administrator, but shall be subject to the following:

             (i)    INCENTIVE STOCK OPTIONS.  In the case of an Incentive Stock
Option:

                         (A)  granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than One Hundred Ten Percent (110%) of the Fair Market Value per Share on the date of grant.

                         (B)  granted to any Employee, the per Share exercise
price shall be no less than One Hundred Percent (100%) of the Fair Market Value per Share on the date of grant.

             (ii) NONSTATUTORY STOCK OPTIONS. In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be no less than One Hundred Percent (100%) of the Fair Market Value per Share on the date of Grant.

             (iii) PERFORMANCE-BASED COMPENSATION. In the case of an Option intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Code, the per Share exercise price shall be no less than One Hundred Percent (100%) of the Fair Market Value per Share on the date of grant.

             (iv) MERGER OR OTHER CORPORATE TRANSACTION. Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than One Hundred

Percent (100%) of the Fair Market Value per on the date of grant pursuant to a merger or other corporate transaction.

          (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

             (i)    cash;

            (ii)    check;

           (iii)    promissory note;

            (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

             (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

            (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

           (vii)    any combination of the foregoing methods of payment; or

          (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)       DEATH OF OPTIONEE.

             (i) WHILE A SERVICE PROVIDER. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option would have vested had the Optionee remained a Service Provider for six (6) months after the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination.

     If, at the time of death, the Optionee is not vested (or is not deemed vested by this Section 10(d)(i)) as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (ii)    WITHIN THREE MONTHS OF TERMINATION AS A SERVICE PROVIDER.
If an Optionee dies within three (3) months of ceasing to be a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     12. NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

     13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of

Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. DATE OF GRANT. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

     16.  CONDITIONS UPON ISSUANCE OF SHARES.

          (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. GRANTS EXCEEDING ALLOTTED SHARES. If the Shares covered by an Option exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with
Section 15(b) of the Plan.

     20. SHAREHOLDER APPROVAL. Shareholder approval of the Plan shall be obtained in the manner and to the degree required under Applicable Laws.

     21. INFORMATION TO OPTIONEES. The Company shall provide each Optionee, while such Optionee has one or more Options outstanding, with copies of all annual reports and other information that are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

     22. OTHER PROVISIONS. Notwithstanding the express provisions of the Plan, any Option may be granted on such additional or more restrictive terms as the Administrator shall deem advisable consistent with the Plan.

     23. REGISTRATION AND RESALE. The Plan, the shares of Common Stock subject thereto, and the Options granted thereunder may, in the discretion of the Board, be registered under the Securities Act of 1933, as amended, or qualified for sale under the securities laws of any state. As a condition to the grant of any Option under the Plan or the issuance of Shares upon the exercise thereof, the Board may require that the Optionee agree to comply with such provisions of federal and state securities laws as may be applicable to such grant or issuance or to the sale of Shares acquired thereby and deliver to the Company a written agreement in form and substance satisfactory to the Company and its counsel implementing such agreement.

     24.  EFFECTIVE DATE AND TERM OF PLAN.

          (a) EFFECTIVE DATE. The Plan is effective as of July1, 1998, subject to receipt of shareholder approval, to the extent required by Applicable Laws.

          (b) TERM. The Administrator may terminate the Plan at any time. The Plan will, in all events, terminate on the earlier of (i) June 30, 2008 or
(ii) the date all shares available for issuance are issued or cancelled. Each Option outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant.

                         THIS PROXY IS SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF CALIFORNIA CULINARY ACADEMY, INC.

                            Annual Meeting of Stockholders

The undersigned Shareholder of California Culinary Academy, Inc., a California Corporation (the "Academy"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated June 16, 1998 and Annual Report to Shareholders for the fiscal year ended June 30, 1997, and hereby appoints Theodore G. Crocker and Keith H. Keogh, and each of them, proxies and attoneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on July 7, 1998 at 10:00 a.m., Pacific Daylight Time, at 625 Polk Street, San Francisco, California, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth below:



1.   ELECTION OF DIRECTORS         FOR ALL nominees listed below                  WITHHOLD AUTHORITY
                                      (except as marked to the contrary below)      (to vote for ALL nominees listed below)

(Instruction:  To withhold the authority to vote for any individual nominee, mark the box next to the nominee's name below.)

          Theodore G. Crocker           Ralph Brennan       James D. Cockman                   Bert Cutino

              Keith H. Keogh                   Paul Prudhomme                   Leenie Ruben

2.   Ratification of the appointment of Deloitte &Touche LLP as the Academy's independent accountants for the fiscal year ending
 June 30,1998.

                         FOR                 AGAINST                  ABSTAIN

3.   Proposal to adopt the 1998 Stock Option Plan authorizing the issuance of options on 300,000 shares of the Academy's Common
Stock on terms to be approved, from time to time, by the Board of Directors.

                         FOR                 AGAINST                  ABSTAIN

4.   Ratification of the 1997 Directors' Non-Qualified Stock Option Plan, as amended by the Board of Directors, under which plan options to purchase 240,000 shares of the Academy's Common Stock have been issued by the Company.

                         FOR                 AGAINST                  ABSTAIN


5. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof. Any one of such attomeys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournments thereof shall have and may exercise all powers of said attomeys-in-fact hereunder.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.



                                        DATED                     , 1998
                                             ---------------------

                                        ----------------------------------------
                                                      (Signature)


                                        ----------------------------------------
                                                      (Signature)

                                        (This proxy should be marked, dated,
                                        signed by the shareholder(s) exactly as
                                        his name appears hereon and returned
                                        promptly in the enclosed envelope.
                                        Executors, administrators, guardians,
                                        officers of corporations and others
                                        signing in a fiduciary capacity should
                                        state their full titles as such.  If
                                        shares are held by joint tenants or as
                                        community property, both should sign.)

                                        DO  NOT  FOLD,  STAPLE  OR  MUTILATE.


   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK,
     SIGN, DATEAND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.